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                                                                    Exhibit 10.1


                            STOCK PURCHASE AGREEMENT

                                     BETWEEN

                                 INFOSPACE, INC.

                                       AND

                          VULCAN VENTURES INCORPORATED

     This Agreement is made as of this 10th day of September 2001, by and between InfoSpace, Inc., a Delaware corporation (the "Company") and Vulcan Ventures Incorporated ("Seller").

     WHEREAS, Seller is the holder of 21,698,778 shares of the Company's Common Stock; and

     WHEREAS, the Company has agreed to purchase 21,698,778 shares of its Common Stock held by Seller at a price of $1.05 per share with the purchase price of such shares to be paid by check or wire transfer of immediately available funds to an account specified by Seller ("Seller's Account");

     NOW THEREFORE, in consideration of the mutual covenants and representations herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Seller agree as follows:

     1.   Purchase and Sale of Stock. Subject to the terms and conditions of
          --------------------------
this Agreement, Seller hereby agrees to sell to the Company and the Company agrees to purchase from Seller on the Closing Date (as herein defined), 21,698,778 shares of the Company's Common Stock (the "Shares") at a price of $1.05 per share, for an aggregate purchase price of $22,783,716.90. The purchase price for the Shares shall be paid by the Company on the Closing Date by check or wire transfer of immediately available funds to Seller's Account.

     2.   Closing. The purchase and sale of the Shares shall occur
          -------
simultaneously with the execution and delivery of this Agreement (the "Closing Date"). The Closing will take place at the principal office of the Company. At the Closing, Seller shall deliver to the Company one or more stock certificates representing the Shares (other than the Shares held in street name, which will be transferred by appropriate written instructions), together with a duly executed stock power authorizing transfer of the Shares to the Company in form and substance reasonably satisfactory to the Company against payment to Seller of the purchase price therefor by check delivered at the Closing or wire transfer pursuant to Section 1.

     3.   Company's Representations. In connection with its purchase of the
          -------------------------
Shares hereunder, the Company hereby represents and warrants to Seller as follows:

          (a)  Corporate Power. The Company has all requisite corporate power
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and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

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          (b)  Authority. All corporate action on the part of the Company and
               ---------
its board of directors necessary for the authorization, execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereunder has been taken, including the approval of this Agreement and the transactions contemplated hereby by the members of the Company's Board of Directors that are not affiliated with Seller. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (c)  No Conflict. Neither the execution and delivery of this Agreement
               -----------
by the Company nor the performance by the Company of its obligations pursuant to this Agreement will, directly or indirectly (with or without notice or lapse of time), (i) contravene, conflict with or result in a violation of (A) any provision of the Certificate of Incorporation or Bylaws of the Company or (B) any resolution adopted by the board of directors or stockholders of the Company or (ii) contravene, conflict with or result in a violation of, or give any governmental entity the right to challenge the transactions contemplated by this Agreement or the right to exercise any remedy or obtain any relief under, any legal requirement to which the Company, or any of the assets owned or used by the Company, may be subject and which, in any such case, would prevent or impair the ability of the Company to perform its obligations under this Agreement. The Company is not required, pursuant to the Company's Certificate of Incorporation, Bylaws or applicable law, to give any notice to or obtain any consent from any person or entity in connection with the execution and delivery of this Agreement or the performance by the Company of its obligations pursuant to this Agreement, other than filings under applicable securities laws which may be required to be made in connection with the execution and performance of this Agreement.

     4.   Seller's Representations.  In connection with its sale of the Shares
          ------------------------
hereunder, Seller hereby represents and warrants to the Company as follows:

          (a)  Corporate Power. Seller has all requisite corporate power and
               ---------------
authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

          (b)  Authority. All corporate action on the part of Seller and its
               ---------
board of directors necessary for the authorization, execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereunder has been taken. This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

          (c)  No Conflict. Neither the execution and delivery of this Agreement
               -----------
by Seller nor the performance by Seller of its obligations pursuant to this Agreement will, directly or indirectly (with or without notice or lapse of time)
(i) contravene, conflict with or result in a violation of (A) any provision of the organizational documents of Seller or (B) any resolution adopted by the board of directors or stockholders of Seller, (ii) result in the creation or imposition of any security interest of any nature upon the Shares or (iii) contravene, conflict with or result in a violation of, or give any governmental entity the right to challenge the transactions contemplated by this Agreement or the right to exercise any remedy or obtain any relief under, any legal requirement to which Seller, or any of the assets owned or used by Seller, may be subject and which, in any such case, would prevent or impair the ability of Seller to perform its obligations under this Agreement.

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Seller is not required, pursuant to its organizational documents or applicable law, to give any notice to or obtain any consent from any person or entity in connection with the execution and delivery of this Agreement or the performance by Seller of its obligations pursuant to this Agreement, other than filings under applicable securities laws which may be required to be made in connection with the execution and performance of this Agreement.

          (d)  Title. Seller is the record and beneficial owner of the Shares
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(other than 72,800 of the Shares, which are held of record in street name), and has good, valid and marketable title to the Shares, free and clear of any pledge, claim, lien, security interest or other encumbrance. The Shares are not subject to any option, warrant, co-sale right, right of first offer, right of first refusal or voting agreement. At the Closing, Seller shall transfer and deliver to the Company valid and marketable title (subject to compliance with applicable securities laws) to all the Shares, free and clear of any pledge, claim, lien, security interest or other encumbrance.

          (e)  Company Information. Seller acknowledges that William D. Savoy
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("Savoy"), an officer and director of Seller, serves as a member of the
Company's board of directors and its audit committee. Through (i) Savoy's participation as a director and committee member of the Company, (ii) review of reports, documents, studies and other information communicated to Savoy in connection with his participation as a director and committee member of the Company and (iii) review of reports regularly filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), Seller is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to enable Seller to reach an informed and knowledgeable decision to sell the Shares pursuant to the terms and conditions of this Agreement. Seller acknowledges and agrees that it has had the opportunity to ask questions of and request information from, and receive responses and requested information to Seller's satisfaction from, representatives of the Company concerning the Company and the terms and conditions of the transactions contemplated by this Agreement.

     5.   Release by Seller. In consideration for the Company's purchase of the
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Shares, Seller, on behalf of its affiliates, partners, shareholders, agents, subsidiaries, successors and assigns, hereby irrevocably and unconditionally releases, acquits and forever discharges Company and its past and present agents, officers, directors, employees, affiliates, divisions, subsidiaries, predecessor and successor corporations, assigns, attorneys and representatives (each, a "Released Party") from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, judgments and expenses of any nature whatsoever (any of the foregoing, a "Claim"), known or unknown, suspected or unsuspected, fixed or contingent which Seller now has, owns, holds, or claims to have, claims to own, or claims to hold, or which Seller at any time heretofore had, owned, held or claimed to have, claimed to own, or claimed to have held, or which Seller at any time hereafter may have, own, hold or claim to have, claim to own, or claim to hold, against the Company solely to the extent such Claims directly or indirectly arise out of or relate to Seller's purchase and ownership of the Shares and any other securities of the Company previously owned by Seller, the sale of the Shares pursuant to this Agreement and any prior sales of securities of the Company, including but not limited to any Claim asserted or assertable by Seller pursuant to Section 10(b) and Rule 10b-5 of the Exchange Act. For the purposes of implementing a full and complete release and discharge of the Company and the other Released Parties, and each of them, Seller expressly acknowledges that this Agreement

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is intended to include in its effect, without limitation, all Claims relating to the aforesaid which Seller does not know or suspect to exist in its favor at the time it signs this Agreement, and that this Agreement is intended to fully and finally resolve any such Claim or Claims. Nothing contained herein shall adversely affect any of Savoy's rights to indemnification by contract, law, the Certificate of Incorporation or Bylaws of the Company or under any insurance coverage.

     6.   Miscellaneous.
          -------------

          (a)  Governing Law. This Agreement shall be governed in all respects
               -------------
by the internal laws of the State of Washington without regard to principles of conflicts of laws.

          (b)  Counterparts. This Agreement may be executed in one or more
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counterparts each of which shall be deemed an original and all of which together shall constitute one instrument.

          (c)  Public Disclosure. The Company and Seller shall consult with each
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other to prepare and agree upon the text of a press release announcing the transactions contemplated by this Agreement, and neither party shall issue any initial or supplemental press release or make any public statement with respect to the transactions contemplated by this Agreement without the prior consent of the other, except as may be required by law or any listing agreement with a national securities exchange, in which case reasonable efforts to consult with the other party will be made prior to any such release or public statement.

          (d)  Additional Documents. The Company and Seller agree to take any
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such actions and execute any additional documentation if necessary or desirable to carry out the purposes of this Agreement.

          (e)  Non-Disparagement. Seller and the Company each agree to refrain
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from any disparagement of the other or the officers, directors, employees or stockholders of the other in any manner intended to harm such party's business, business reputation or personal reputation.

          (f)  Costs. Each party shall each bear its own attorneys' fees and
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other expenses incurred in connection with this Agreement.

          (g)  Severability. If any term or provision of this Agreement is
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determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon determination that any term or other provision of this Agreement is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

          (h)  Entire Agreement. This Agreement represents the entire agreement
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and understandings between the parties concerning the purchase and sale of the
Shares pursuant hereto and supersedes and replaces any and all prior agreements and understandings.

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          (i)  No Oral Modification. This Agreement may only be amended in
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writing signed by each of the parties.

          (j)  Voluntary Execution of Agreement. This Agreement is executed
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voluntarily and without any duress or undue influence on the parties hereto. The parties acknowledge that:

               (a)  They have read this Agreement;

               (b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice;

               (c) They understand the terms and consequences of this Agreement and of the releases it contains; and

               (d) They are fully aware of the legal and binding effect of this Agreement.

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     The foregoing Agreement is hereby effective as of the date first above written.

                                "COMPANY"

                                InfoSpace, Inc.,
                                a Delaware corporation


                                By:  /s/ Naveen Jain
                                    ------------------------------------------
                                Title: Chairman and Chief Executive Officer
                                       ---------------------------------------


                                "SELLER"

                                Vulcan Ventures Incorporated, a Washington corporation


                                By:  /s/ William D. Savoy
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                                Its: President
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